ABSOLUTE CAPITAL OPPORTUNITIES FUND

INSTITUTIONAL SHARES (CAPOX)

(the “Fund”)

Supplement dated February 19, 2026 to the

Summary Prospectus, Prospectus and Statement of Additional Information of the Fund,

each dated August 1, 2025

Internal Restructuring of Kovitz Investment Group Partners, LLC

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (“SEC”), Absolute Investment Advisers, LLC (“Absolute” or the “Adviser”) may enter into a new sub-advisory agreement without shareholder approval, upon approval of the Board of Trustees of the Trust (the “Board”).

Kovitz Investment Group Partners, LLC (“Kovitz”) served as investment sub-adviser to the Fund since it commenced operations in September 2023. Subject to the oversight of Absolute, Kovitz was primarily responsible for the day-to-day management of a portion of the Fund’s assets, executing trades, and maintaining certain transaction and compliance related records of such assets.

Kovitz is an indirect wholly owned subsidiary of Focus Financial Partners, LLC (“FFP”), a Delaware limited liability company that is a strategic and financial investor in independently managed wealth management firms. Focus Partners Wealth, LLC (“Focus”) is also an indirect wholly owned subsidiary of FFP. In May of 2025, FFP announced an internal restructuring of Kovitz (the “Transaction”) that resulted in the transfer of a substantial majority of Kovitz’s assets and liabilities on January 1, 2026 to Focus.

At a meeting held on November 17-18, 2025, the Board approved a new sub-advisory agreement by and between Absolute and Focus. The Transaction occurred, and the sub-advisory agreement with Focus was effective, on January 1, 2026. The new sub-advisory agreement is identical to the previous agreement except for the term of the agreement and the name of the sub-adviser. The personnel who service the Fund and the sub-advisory services provided to the Fund have not changed except the portfolio manager changes noted herein.

Portfolio Management Team

Effective January 1, 2026, Mark Rosland and Rege Eisaman are the portfolio managers of the Fund and assume responsibility for making investment decisions of the Fund. Mr. Rosland was a portfolio manager of the Fund prior to the Transaction. Mr. Eisaman is a vice-chair of Focus and a member of Focus’ executive committee and investment committee. He has more than 33 years of asset management, asset allocation and portfolio construction experience.

All references to Mitchell Kovitz and Joel Hirsh as portfolio managers of the Fund are hereby deleted in their entirety.

Please Retain This Supplement for Future Reference